SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the registrant [X]

Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                                   FUNCO, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information as of June 16, 1998 (or as indicated below), with respect to the stock ownership of all persons known by the Company to be beneficial owners of more than five percent of its outstanding shares of Common Stock, each director, each nominee for director, each of the Named Executive Officers and all directors and executive officers of the Company as a group:


                                                                NUMBER OF SHARES         PERCENT OF
 NAME AND ADDRESS OF BENEFICIAL OWNER OR IDENTITY OF GROUP     BENEFICIALLY OWNED    OUTSTANDING SHARES
-----------------------------------------------------------    ------------------    ------------------

David R. Pomije.........................................            1,775,631(1)           28.4%
   10120 West 76th Street
   Minneapolis, MN 55344
SAFECO Asset Management Company.........................              519,400(2)            8.4%
   601 Union Street
   Suite 2500
   Seattle, WA 98101-4074
Woodland Partners LLC...................................              377,700(3)            6.1%
   60 South Sixth Street
   Suite 3750
   Minneapolis, MN 55402
Crestone Capital Management, Inc. ......................              360,580               5.8%
   7720 Belleview Avenue
   Suite 220
   Englewood, CO 80111-2614
Stanley A. Bodine.......................................              165,157(4)            2.6%
Richard T. Guidera......................................               11,500(5)        Less than 1%
George E. Mileusnic.....................................               24,500(6)        Less than 1%
Patrick J. Ferrell......................................                8,000(7)        Less than 1%
Jeffrey R. Gatesmith....................................               74,411(8)            1.2%
Robert M. Hiben.........................................               61,256(9)            1.0%
All directors and executive officers as a group
    (7 persons).........................................            2,120,455(10)          32.7%


------------------------

(1) Includes 52,181 shares issuable upon exercise of currently exercisable options and options exercisable within 60 days of the record date ("currently exercisable options").
(2) Based on Schedule 13G dated February 10, 1998, filed jointly by SAFECO Common Stock Trust ("CST"), SAFECO Asset Management Company ("AMC") and SAFECO Corporation ("SAFECO"). AMC, a subsidiary of SAFECO, is an investment adviser and has shared voting and dispositive power over all of such shares, including shares held by CST, an investment company.
(3) Based on Schedule 13G dated February 4, 1998, filed by Woodland Partners LLC, which has sole voting power over 320,400 shares and shared voting power over 57,300 shares.
(4) Includes 99,255 shares issuable upon exercise of currently exercisable options.
(5) Includes 6,500 shares issuable upon exercise of currently exercisable options.
(6) Includes 11,000 shares issuable upon exercise of currently exercisable options.
(7) Includes 7,000 shares issuable upon exercise of currently exercisable options.
(8) Includes 55,161 shares issuable upon exercise of currently exercisable options.
(9) Includes 49,506 shares issuable upon exercise of currently exercisable options.
(10) Includes 280,603 shares issuable upon exercise of currently exercisable options.

                                   FUNCO, INC.

                             1993 STOCK OPTION PLAN

                                TABLE OF CONTENTS


ITEM           DESCRIPTION                                                  PAGE

SECTION 1      Purpose; Definitions.......................................    2

SECTION 2      Administration.............................................    4

SECTION 3      Stock Subject to Plan......................................    5

SECTION 4      Eligibility................................................    5

SECTION 5      Stock Options..............................................    5

SECTION 6      Change in Control Provisions...............................    8

SECTION 7      Amendments and Termination.................................   10

SECTION 8      Unfunded Status of Plan....................................   11

SECTION 9      General Provisions.........................................   11

SECTION 10     Effective Date of Plan.....................................   12

SECTION 11     Term of Plan...............................................   13

SECTION 12     Applicability to Grants under Other Company Plans..........   13

                                   FUNCO, INC.
                             1993 STOCK OPTION PLAN

SECTION 1. Purpose; Definitions.

       The purpose of the Funco, Inc. 1993 Stock Option Plan (the "Plan") is to enable Funco, Inc. (the "Company") to attract, retain, and reward employees of the Company and its Parents, Subsidiaries, and Affiliates, and strengthen the mutuality of interests between such employees and the Company's shareholders, by offering such employees an opportunity to purchase stock of the Company and participate in its growth.

       In addition to definitions that may be contained elsewhere in this Plan, for purposes of the Plan, the following terms shall be defined as set forth below:

              a. "Affiliate" means any entity other than the Company and its Parents and Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

              b. "Option Agreement" means any written agreement, contract, or other instrument or document evidencing any Option granted by the Committee hereunder and signed by both the Company and the Participant.

              c. "Board" means the Board of Directors of the Company.

              d. "Code" means the internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

              e. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

              f. "Company" means Funco, inc., a corporation organized under the laws of the State of Minnesota, or any successor corporation.

              g. "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan or, as applied to Incentive Stock Options, as defined in Section 22(e)(3) of the Code.

              h. "Disinterested Person" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission (the "Commission") under the Exchange Act, or any successor definition adopted by the Commission.

              i. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

              j. "Fair Market Value" means as of any given date, unless otherwise determined by the Committee in good faith, the average for the preceding five business days of the closing sale prices of the Stock as reported on The National Association of Securities Dealers, Inc. Small-Cap Market ("NASDAQ") or, if the Stock is then traded on the NASDAQ/National Market System ("NASDAQ/NMS") or on a national securities exchange, the average for the preceding five business days of the closing price of the Stock on NASDAQ/NMS or such exchange.

              k. "incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of
       Section 422 of the Code.

              l. "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

              m. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

              n. "Participant" means an employee of the Company or any Subsidiary, Parent, or Affiliate of the Company who is selected by the Committee to receive an Option under the Plan.

              o. "Plan" means this Funco, Inc. 1993 Stock Option Plan, as hereafter amended from time to time.

              p. "Stock" means the Common Stock, $.01 par value per share, of the Company.

              q. "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 hereof.

              r. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

       In addition, the terms "Change in Control," "Potential Change in Control," and "Change in Control Price" shall have the meanings set forth, respectively, in Sections 6(b), (c), and (d) below.

SECTION 2. Administration.

       The Plan shall be administered by a Committee of not fewer than two members of the Board, who shall be appointed by and serve at the pleasure of the Board. Each member of the Committee shall qualify as a Disinterested Person. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists that has the authority to so administer the Plan. As to the selection of and grants of Options to persons who are not subject to Section 16 of the Exchange Act, the Committee may delegate any or all of its responsibilities to members of the Company's administration. The selection of and grants of Options to persons who are subject to Section 16 of the Exchange Act shall be made in a manner that satisfies the disinterested administration requirement of Rule 16b-3 under the Exchange Act, or any successor rule.

       The Committee shall have full power and authority, consistent with the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may be adopted by the Board:

       (i) to select the employees of the Company and any Parent, Subsidiary, or Affiliate to whom Options may from time to time be granted hereunder;

       (ii) to determine the type or types of Options to be granted to employees hereunder;

       (iii) to determine the number of shares of Stock to be covered by each Option granted hereunder;

       (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder;

       (v) to determine whether, to what extent, and under what circumstances an Option may be exercised by cash. Stock, or other property or canceled or suspended;

       (vi) to interpret and administer the Plan and any instrument or agreement entered into thereunder;

       (vii) to establish such rules and regulations and appoint such agents as it shall deem appropriate for proper administration of the Plan; and

       (viii) to make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

       Members of the Board and of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

       Decisions of the Committee shall be made in the Committee's sole discretion and shall be final, conclusive, and binding on all persons, including the Company, any Participant, any shareholder, and any employee of the Company or any Parent, Subsidiary, or Affiliate.

SECTION 3. Stock Subject to Plan.

       The total number of shares of Stock reserved and available for distribution under the Plan shall initially be 348,750 shares of Stock, which number shall be increased annually effective May 1 by a number of shares equal to l% of the number of shares of the Company outstanding at the end of the prior fiscal year. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The number of shares of Stock available for incentive Stock Options shall be 348,750.

       If any shares of Stock subject to an Option are not issued to a Participant because the Option is not exercised or is otherwise forfeited or terminates without Stock being issued to the Participant, such shares shall again be available for distribution in connection with future Options under the Plan.

       In the event of any merger, reorganization, consolidation, recapitalization. Stock dividend. Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number.

SECTION 4. Eligibility.

       Except as otherwise provided herein, officers, management, or highly compensated employees of the Company and any Subsidiary, Parent, or Affiliate (but excluding members of the Committee and David R. Pomije) are eligible to be granted Options under the Plan. The Committee shall have the exclusive authority to determine what constitutes management or a "highly compensated employee" and in making such a determination shall take into consideration guidelines established by the Department of Labor and court decisions as to what constitutes a "select group of management or highly compensated employees."

SECTION 5. Stock Options.

       Stock Options granted under the Plan may be of two types; (i) Incentive Stock Options and (ii) Nonqualified Stock Options.

       Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

              a. Exercise Price. Except as provided in Section 5 (i), the exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 85% of the Fair Market Value of the Stock on the date of grant.

              b. Option Term. Except as provided in Section 5(i) hereof, the term of each Stock Option shall be fixed by the Committee.

              c. Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Sections 5(f), (g), and (h) and Section 6, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

              d. Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c). Stock Options may be exercised in whole or in part at any time during the option period.

              Payment of the exercise price may be made by check, note (if approved by the Board), or such other instrument or method as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the Option is exercised, as determined by the Committee). With the prior approval of the Committee, the exercise price of an Option may be paid through the delivery of Stock acquired by successive exercises of the Option ("pyramiding").

       No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option after the optionee has given written notice of exercise, has paid in full for such Stock, and, if requested, has given the representation described in Section 9(a).

              e. Nontransferability of Options. Subject to Section 5(i), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and all Stock Options shall be exercisable during the optionee's lifetime only by the optionee.

              f. Termination by Death. Subject to Section 5(i), if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the optionee's estate or by any person who acquired the Option by will or the laws of descent and distribution, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              g. Termination by Reason of Disability. Subject to Section 5(i), if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              h. Other Termination. Subject to Section 5(i), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates for any reason other than death or Disability, the Stock Option shall be exercisable, to the extent otherwise then exercisable, for the lesser of three months from the date of termination of employment or the balance of such Stock Option's term.

              i. Incentive Stock Options. Anything in the Plan to the contrary notwithstanding,--no~term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

              To the extent required for "incentive stock option" status under
       Section 422 of the Code (taking into account applicable Internal Revenue Service regulations and pronouncements and court decisions), the Plan shall be deemed to provide:

              (i) that Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company;

              (ii) that the exercise price of any incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock as of the date of grant (110% for an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary);

              (iii) that the maximum term of exercise for any Incentive Stock Option shall not exceed ten years (five years in the case of an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary); and

              (iv) that Incentive Stock Options shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the optionee's lifetime, only by the optionee.

              To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

              (i) if a Participant's employment is terminated by reason of death or Disability and the portion of any Incentive Stock Option that becomes exercisable during the post-termination period specified in Section 5(f) or (g) hereof exceeds the $100,000 limitation contained in Section 422(d) of the Code, such excess shall be treated as a Nonqualified Stock Option; and

              (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control or Potential Change in Control, any portion of such Option that exceeds the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Nonqualified Stock Option.

              j. No Tandem Options. Options consisting of both an Incentive Stock Option and a Nonqualified Stock Option shall not be granted under the Plan.

SECTION 6. Change in Control Provisions.

              a. Impact of Event. In the event of:

              (i)    a "Change in Control" as defined in Section 6(b) or

              (ii) a "Potential Change in Control" as defined in Section 6(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

                     (A) Any Option, if so provided in the related Option Agreement, shall become fully exercisable and vested.

                     (B) The value of all outstanding Options shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 6(d) as of the date such Change in Control or Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

              b. Definition of "Change in Control." For purposes of Section 6(a), a "Change in Control" means the happening of any of the following:

              (i) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company or any Subsidiary or Parent or any employee benefit plan sponsored or maintained by the Company or any Subsidiary or Parent (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

              (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least 60% of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 6(b)(ii); or

              (iii) The approval by the shareholders of an acquisition of the Company by an entity other than the Company or a Subsidiary or Parent through purchase of assets, or by merger, or otherwise.

              c. Definition of Potential Change in Control. For purposes of
       Section 6(a), a "Potential Change in Control" means the happening of any one of the following:

              (i) The approval by the Board of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 6(b); or

              (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person, or group (other than the Company or a Subsidiary or Parent or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

              d. Change in control Price. For purposes of this Section 6, "Change in Control Price" means the highest price per share paid in any transaction reported on NASDAQ or, if the Company's Stock is listed on NASDAQ/NMS or on a national securities exchange, NASDAQ/NMS or such exchange, or paid or offered in any bona fide transaction related to the potential or actual Change in Control of the Company at any time during the 60-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which a cashout occurs under
       Section 6(a)(B).

SECTION 7. Amendments and Termination.

       The Board may amend, alter, discontinue, or terminate the Plan, or any portion thereof, but no amendment, alteration, or discontinuation shall be made which would impair the vested rights of a Participant under any Option theretofore granted, without the Participant's consent, or which, without the approval of the Company's shareholders, would:

              a. except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

              b. decrease the option price of any Incentive Stock Option to less than 100% of the Fair Market Value on the date of grant;

              c. permit the issuance of Stock prior to payment in full therefore;

              d. change the employees or class of employees eligible to participate in the Plan;

              e. extend the maximum option period under Section 5(i) of the Plan.

       The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the vested rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one-for-one or other basis), including previously granted Stock Options having higher option exercise prices.

        Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 8. Unfunded Status of Plan.

       The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company, in its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to Options hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 9. General Provisions.

              a. The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

              All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any over-the-counter market on which the Stock is quoted, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

              b. The Committee may at any time offer to buy out for a payment in cash or Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

              c. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

              d. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary, Parent, or Affiliate any right to continued employment with the Company or a Subsidiary, Parent, or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary, Parent, or Affiliate to terminate the employment of any of its employees at any time.

              e. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Option under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Subsidiary, Parent, or Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

              f. Election by any Participant subject to Section 16 of the Exchange Act to satisfy tax withholding consequences by using Stock acquired as part of the Option exercise giving rise to the tax consequences shall be made during the period described in Rule 16b-3(e) under the Exchange Act for the exercise of stock appreciation rights.

              g. To the extent that federal laws (such as the Code, the Exchange Act, or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all Options granted and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Minnesota.

              h. No rights granted hereunder may be assigned, transferred, pledged, or hypothecated (whether by operation of law or-otherwise) or be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition or levy of attachment or similar process upon any such right will be null and void and without effect.

              i. If any term, provision, or portion of this Plan or any Option granted hereunder shall be deemed unenforceable or in violation of applicable law, such term, provision, or portion of the Plan or the Option shall be deemed severable from all other terms, provisions, or portions of this Plan or the Option or any other Options granted hereunder, which shall otherwise continue in full force and effect.

              j. All Participants subject to Section 16 of the Exchange Act shall be required to hold shares of Stock received upon exercise of an Option granted pursuant to this Plan for six months from the date of grant of the Option prior to any disposition of the Stock.

SECTION 10. Effective Date of Plan.

       The Plan shall be effective as of May 28, 1993, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at a meeting held within twelve months of such date. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such shareholders.

SECTION 11. Term of Plan

       No Incentive Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the date of adoption of the Plan, but Incentive Stock Options granted prior to such tenth anniversary may extend beyond that date. Nonqualified Stock Options may be granted at any time and for any period unless otherwise provided by the Plan.

SECTION 12. Applicability to Grants under Other Company Plans.

       Subject to approval of the Plan by the Shareholders as set forth in
Section 10 hereof, no further options shall be granted under the Employee Incentive Stock Option Plan adopted January 2, 1992, which shall remain in effect until all options granted pursuant thereto have been exercised or have expired or been terminated by their terms.

       The undersigned hereby certifies the foregoing constitutes the 1993 Stock Option Plan of Funco, Inc. as adopted by the Board of Directors on May 28, 1993 and which is to be submitted for approval by the shareholders at the next annual meeting of the shareholders on or about August 17, 1993.

                                      FUNCO, INC.
                                      By
                                        ----------------------------------------
                                      David R. Pomije
                                      Its Chief Executive Officer, President and
                                      Secretary

Dated: May 28, 1993

                                Amendment to the
                       Funco, Inc. 1993 Stock Option Plan


The Funco, Inc. 1993 Stock Option Plan dated May 28, 1993 ("Plan") is amended, effective June 15, 1994, by the revision of Section 4 of the Plan in its entirety to read as follows:

       "SECTION 4. Eligibility.

       Except as otherwise proved herein, officers, management, or highly compensated employees of the Company and any Subsidiary, Parent, or Affiliate (but excluding members of the Committee) are eligible to be granted Options under the Plan. The Committee shall have the exclusive authority to determine what constitutes management or a "highly compensated employee" and in making such a determination shall take into consideration guidelines established by the Department of Labor and court decisions as to what constitutes a "select group of management or highly compensated employees."

The Plan is further amended, effective June 15, 1994, by the addition of a new paragraph at the end of Section 7 thereof to read as follows:

       "All Options which are granted pursuant to an amendment to the Plan requiring shareholder approval, and prior to the date on which such amendment is approved by a majority of the voting stock of the Company represented in person or by proxy at a duly held stockholders' meeting, shall be effective when granted but contingent upon such approval. If such approval is not received within 12 months after the earlier of the effective date of the amendment or the date on which such amendment is adopted by the Board, any such Options shall be void, and of no force or effect."

Except as stated above, the Plan remains in full force and effect.



                                                 Amendment adopted June 15, 1994

                                Amendment to the
                       Funco, Inc. 1993 Stock Option Plan


Pursuant to the terms of the 1993 Stock Option Plan, dated May 28, 1993, as amended ("Plan"), of Funco, Inc. (the "Company"), there are currently reserved for issuance pursuant to such Plan 523,182 shares of Common Stock of the Company. In order to increase such authorized number of shares of Common Stock by 300,000, the Plan is hereby amended, subject to shareholder approval, effective August 2, 1996 by the revision of paragraph 1 of Section 3 of the Plan to read in its entirety as follows:

       "SECTION 3. Stock subject to Plan.

       The total number of shares of Stock reserved and available for distribution under the Plan shall be, effective August 2, 1996, increased by 300,000 shares to 823,182 shares of Stock, which number shall be increased annually on May 1st, by an amount equal to 1% of the number of shares of Stock outstanding as of the end of the most recently ended fiscal year. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The number of shares of Stock available for Incentive Stock Options shall be limited to 648,750."

Except as stated above, the Plan remains in full force and effect.



                                                Amendment adopted August 2, 1996

                                Amendment to the
                       Funco, Inc. 1993 Stock Option Plan


Pursuant to the terms of the 1993 Stock Option Plan, dated May 28, 1993, as amended ("Plan"), of Funco, Inc. (the "Company"), there are currently reserved for issuance pursuant to such Plan 945,595 shares of Common Stock of the Company. In order to increase such authorized number of shares of Common Stock by 300,000, the Plan is hereby amended, subject to shareholder approval, effective July 31, 1998 by the revision of paragraph 1 of Section 3 of the Plan to read in its entirety as follows:

       "SECTION 3. Stock subject to Plan.

       The total number of shares of Stock reserved and available for distribution under the Plan shall be, effective July 31, 1998, increased by 300,000 shares to 1,245,595 shares of Stock, which number shall be increased annually on May 1st, by an amount equal to 1% of the number of shares of Stock outstanding as of the end of the most recently ended fiscal year. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The number of shares of Stock available for Incentive Stock Options shall be limited to 948,750."

Except as stated above, the Plan remains in full force and effect.



                                                 Amendment Adopted July 31, 1998